Accounts receivable	6 Months Ended
Jun. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
Accounts receivable	Accounts receivable
The following is a table summarizing our accounts receivable as of June 30, 2022 and December 31, 2021:

	As of
In thousands of U.S. dollars	June 30, 2022	December 31, 2021
Scorpio MR Pool Limited	$98,508	$16,414
Scorpio LR2 Pool Limited	86,632	14,344
Scorpio LR1 Pool Limited	3,104	3,079
Scorpio Handymax Tanker Pool Limited	5,661	2,379
Receivables from related parties	193,905	36,216

Freight and time charter receivables	12,379	820
Insurance receivables	119	905
Other receivables	53	128
	$206,456	$38,069
Scorpio MR Pool Limited, Scorpio LR2 Pool Limited, Scorpio Handymax Tanker Pool Limited, and Scorpio LR1 Pool Limited, or the Scorpio Pools, are related parties, as described in Note 13. Amounts due from the Scorpio Pools relate to income receivables and receivables for working capital contributions, which are expected to be collected within one year. The amounts receivable from the Scorpio Pools as of June 30, 2022 include $1.3 million of working capital contributions that are due from the Scorpio Pools related to vessels which were recently sold, or were held for sale as of that date.
The overall increase in receivables due from the Scorpio Pools is due to the improvement in market conditions during the six months ended June 30, 2022. Accounts receivable due from the Scorpio Pools are generally driven by market conditions in the months preceding the end of the period since all revenues except time charters are paid in arrears. The revenues earned by our vessels operating in the Scorpio Pools in the months preceding June 30, 2022 were significantly greater than the months preceding December 31, 2021. Several factors contributed to these improvements, which are described in Note 15.
Freight and time charter receivables represent amounts collectible from customers for our vessels operating on time charter or in the spot market. Freight receivables increased as of June 30, 2022 as a result of the same factors driving the increase in receivables from the Scorpio Pools, in addition to an increased number of vessels operating in the spot market during the six months ended June 30, 2022.
We consider that the carrying amount of accounts receivable approximates their fair value due to the relative short maturity thereof. Accounts receivable are non-interest bearing. Our accounts receivable mostly consist of accounts receivable from the Scorpio Pools. We have never experienced a historical credit loss of amounts due from the Scorpio Pools and all amounts are considered current. Accordingly, there is no reserve for expected credit losses.